                                                         Exhibit 24


                     POWER OF ATTORNEY

     The undersigned directors of SCANA Corporation (the "Company"), hereby appoint L. M. Gressette, Jr., W. B. Timmerman, and Kevin B. Marsh, and each of them severally, as the attorney-in-fact of the undersigned, to sign in the name(s) and behalf of the undersigned, in any and all capacities stated therein, and to file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, a Registration Statement on Form S-3, and any and all amendments thereto, with respect to the issuance and sale of up to 3,000,000* shares of such Company's Common Stock.

Dated  June 15, 1993
       Columbia, South Carolina


          s/B. L. Amick                        s/W. Hayne Hipp
          B. L. Amick                          W. Hayne Hipp
          Director                             Director


          s/W. B. Bookhart, Jr.                s/B. D. Kenyon
          W. B. Bookhart, Jr.                  B. D. Kenyon
          Director                             Director


          s/W. T. Cassels                      s/F. C. McMaster
          W. T. Cassels                        F. C. McMaster
          Director                             Director


          s/H. M. Chapman                      s/Henry Ponder
          H. M. Chapman                        Henry Ponder
          Director                             Director


          s/J. B. Edwards                      s/J. B. Rhodes
          J. B. Edwards                        J. B. Rhodes
          Director                             Director


          s/E. T. Freeman                      s/E. C. Wall, Jr.
          E. T. Freeman                        E. C. Wall, Jr.
          Director                             Director


          s/B. A. Hagood
          B. A. Hagood
          Director


* Does not reflect effect of the two-for-one stock split approved by the Board of Directors on April 27, 1995 and related resolution increasing the above power of attorney by 1,533,000 shares.

                                                   Exhibit 24


                         POWER OF ATTORNEY

     The undersigned directors of SCANA Corporation (the "Company"), hereby appoint L. M. Gressette, Jr., W. B. Timmerman, and Kevin B. Marsh, and each of them severally, as the attorney-in-fact of the undersigned, to sign in the name(s) and behalf of the undersigned, in any and all capacities stated therein, and to file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, a Registration Statement on Form S-3, and any and all amendments thereto, with respect to the issuance and sale of up to 2,500,000* shares of such Company's Common Stock.

Dated  February 15, 1994
       Columbia, South Carolina



          s/B. L. Amick                        s/W. Hayne Hipp
          B. L. Amick                          W. Hayne Hipp
          Director                             Director


          s/W. B. Bookhart, Jr.                s/B. D. Kenyon
          W. B. Bookhart, Jr.                  B. D. Kenyon
          Director                             Director


          s/W. T. Cassels                      s/F. C. McMaster
          W. T. Cassels                        F. C. McMaster
          Director                             Director


          s/H. M. Chapman                      s/Henry Ponder
          H. M. Chapman                        Henry Ponder
          Director                             Director


          s/J. B. Edwards                      s/J. B. Rhodes
          J. B. Edwards                        J. B. Rhodes
          Director                             Director


          s/E. T. Freeman                      s/E. C. Wall, Jr.
          E. T. Freeman                        E. C. Wall, Jr.
          Director                             Director


          s/B. A. Hagood
          B. A. Hagood
          Director




* Does not reflect effect of the two-for-one stock split approved by the Board of Directors on April 27, 1995 and related resolution increasing the above power of attorney by 2,500,000 shares.




53